FOR FURTHER INFORMATION:
                                                             Don Roubitchek, CFO
                                                            PrivateBancorp, Inc.
                                                                    312-683-7126
For Immediate Release

              PRIVATEBANCORP POSTS STRONG FOURTH QUARTER EARNINGS
        Earnings excluding St. Louis start-up costs, up 34 percent over fourth quarter 1998

     Chicago, IL. January 31, 2000--- PrivateBancorp, Inc. (NASDAQ: PVTB) today reported that net income for the fourth quarter, ended December 31, 1999, was $977,000 or $0.20 per fully diluted share. Excluding costs associated with start-up of operations in St. Louis, earnings for the fourth quarter ended December 31, 1999 were $1.2 million, which represents an increase of 34 percent over 1998 fourth quarter net income of $892,000. Fourth quarter earnings per fully diluted share were $0.25 in 1998, the same level as in 1999, excluding the St. Louis start up costs. The start up costs related to the previously announced entry in the St. Louis market totaled approximately $214,000 (net of tax).

     Net income for the year ended December 31, 1999 was $2.9 million, or $0.69 per fully diluted share, compared to $3.0 million or $0.86 per fully diluted share for the year ended December 31, 1998. Excluding the previously announced Towne Square acquisition-related charge (incurred in the third quarter) and the St. Louis start-up costs, 1999 earnings were $4.5 million, an increase of 50 percent over 1998 net income. 1999 earnings per fully diluted share were $1.07, a 24 percent increase over 1998 earnings per fully diluted share.

     "1999 was an important year for PrivateBancorp, Inc.," said Ralph B. Mandell, Chairman, President, and CEO. "We have completed a number of initiatives, including our initial public offering and the Towne Square St. Charles acquisition, and announced others, such as the Johnson Bank Illinois acquisition and our entry into the St. Louis market, which lay the groundwork for our continued growth in the year 2000 and beyond."

     "This year's increase in earnings, which resulted from strong loan, deposit and trust asset growth in our existing market footprint, is a reflection of both the attractiveness of our business strategy and the ability of our team to execute that strategy in Chicago's competitive high net worth market. These results give us confidence that our expansion into additional, high net worth markets on Chicago's North Shore and in the far western suburbs, as well as our entry into the St. Louis market, will position us for increased profitability for PrivateBancorp in the years to come," said Mandell.

     In conjunction with its efforts to open a de novo bank in the St. Louis market, the Company incurred start-up expenses of $214,000, (net of tax) during the fourth quarter of 1999. The $214,000 start-up expenses represent the initial costs of attracting an experienced management team, and related fees and expenses incurred in connection with establishing a new federal savings bank, to be known as The PrivateBank (St. Louis).

     Net interest income totaled $4.3 million in the fourth quarter of 1999, an increase of 30 percent over the fourth quarter of 1998. Average earning assets during the period were $459.9 million, an increase of 25 percent over the prior year fourth quarter. Net interest margin averaged 3.85 percent in the fourth quarter of 1999, versus 3.50 percent in the prior year fourth quarter. The increase in margin is attributable primarily to the deployment of the new capital raised in the June 30, 1999 initial public offering and to the increase in net loans as a percentage of earning assets.

     Non-interest income for the quarter grew to $534,000, 54 percent higher than in the fourth quarter of 1998, primarily due to a 70 percent increase in trust fee income. Trust assets under administration totaled $730 million at December 31, 1999 compared to $612 million at December 31, 1998.

     Non-interest expense for the fourth quarter totaled $3.2 million, an increase of $1.0 million, or 47 percent, over the fourth quarter of 1998. Excluding expenses associated with the St. Louis start-up, non-interest expense increased by $0.7 million, or 33 percent. The increase in expense is primarily attributable to staffing and other operating expenses associated with our new St. Charles location, an increase in expenses inherent in operating as a public company and higher levels of general operating expenses in line with the overall growth of the organization.

     Loan growth during 1999 was extremely strong. Net loans outstanding increased to $392.8 million at December 31, 1999, an increase of 41 percent over the $278.6 million in net loans outstanding at December 31, 1998. At December 31, 1999, nonperforming loans as a percentage of loans were 0.21 percent, versus
0.36 percent at December 31, 1998. Charge-offs totaled $6,000 in the quarter ended December 31, 1999 versus zero in the year earlier period. The provision for loan losses was $437,000 in the fourth quarter of 1999, versus $ 90,000 in the fourth quarter of 1998; the increased provision primarily reflects the risk inherent in a higher level of loans outstanding.

     PrivateBancorp, Inc. was organized in 1989 to provide highly personalized financial services primarily to affluent individuals, professionals, owners of closely held businesses and commercial real estate investors through its bank subsidiary, The PrivateBank and Trust Company. The Company, which has assets of $519 million at December 31, 1999, operates offices in Chicago, Oak Brook and Wilmette, Illinois, and opened its St. Charles, Illinois office in January 2000.

     On October 4, 1999, PrivateBancorp, Inc. entered into a definitive agreement to acquire Johnson Bank Illinois, a unit of Johnson International, Racine, Wisconsin. Johnson Bank Illinois, with roughly $113 million in assets at December 31, 1999, has locations on Chicago's North Shore in Lake Forest and Winnetka. Pending regulatory approval, the acquisition of Johnson Bank Illinois is expected to be completed in February 2000.

     On November 18, 1999, PrivateBancorp, Inc. announced that it had filed an application to charter a new federal savings bank, to be known as The PrivateBank (St. Louis). Pending regulatory approval of this new subsidiary, our existing bank subsidiary, The PrivateBank and Trust Company has opened a loan production office in St. Louis in order to develop credit business.

                                      ###
===============================================================================

     Forward Looking Statements: Statements contained in this news release that are not historical facts may constitute forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, fluctuations in market rates of interest and loan and deposit pricing, general economic conditions in the greater Chicago metropolitan area, legislative or regulatory changes, adverse developments in the Company's loan or investment portfolios, competition, unforeseen difficulties or delays relating to the pending acquisition of Johnson Bank Illinois, unanticipated costs or lower than expected business levels relating to the Company's establishment of a St. Charles, Illinois office or unanticipated delays or costs relating to the establishment of The PrivateBank (St. Louis), and the possible dilutive effect of potential acquisitions or expansion. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Editors Note: Financial highlights attached.

                              PRIVATEBANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                       DECEMBER 31, 1999    DECEMBER 31, 1998
                                                       -----------------    -----------------
                                                              (DOLLARS IN THOUSANDS)

ASSETS
Cash and due from banks......................              $ 14,940              $ 11,895
Short term investments.......................                29,243                 3,619
Investment securities-AFS....................                71,134               116,891

Loans, net of unearned income................               397,277               281,965
                                                           --------              --------
Allowance for loan losses....................                (4,510)               (3,410)
                                                           --------              --------
Net loans....................................              $392,767              $278,555
                                                           --------              --------

Premises and equipment.......................                 2,028                 1,588
Other assets.................................                 8,585                 3,760
                                                           --------              --------
TOTAL ASSETS.................................              $518,697              $416,308
                                                           ========              ========

LIABILITIES
Non-Interest bearing deposits................                36,771                39,490
Interest bearing deposits....................               416,321               325,504
                                                           --------              --------
Total deposits...............................              $453,092              $364,994
                                                           --------              --------

Borrowings...................................                15,000                20,000
Other liabilities............................                 3,525                 2,040
                                                           --------              --------
TOTAL LIABILITIES............................              $471,617              $387,034
                                                           ========              ========

SHAREHOLDERS' EQUITY
Common stock and surplus.....................                44,351                25,705
Retained earnings............................                 7,425                 4,913
Accumulated other comprehensive                              (2,812)                  150
   income....................................
Deferred compensation........................                  (759)                 (544)
Loans to executive officers..................                (1,125)                 (950)
                                                           --------              --------
TOTAL SHAREHOLDERS' EQUITY...................              $ 47,080              $ 29,274
                                                           ========              ========

TOTAL LIABILITIES AND SHAREHOLDERS'                        $518,697              $416,308
   EQUITY....................................              ========              ========

BOOK VALUE PER SHARE.........................                $10.26                 $8.53

                              PRIVATEBANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                     THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                        DECEMBER 31,                   DECEMBER 31,
                                                   ----------------------        -----------------------
                                                    1999            1998          1999            1998
                                                   ------          ------        -------         -------
                                                       (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

INTEREST INCOME
Interest and fees on loans................         $7,737          $5,141        $26,597         $19,619
Interest on short term investments........            115             373            330           2,181
Interest on investment securities.........          1,088           1,413          5,141           3,492
                                                   ------          ------        -------         -------
TOTAL INTEREST INCOME.....................         $8,940          $6,927        $32,068         $25,292
                                                   ------          ------        -------         -------

INTEREST EXPENSE
Interest deposits.........................          4,396           3,605         15,674          13,293
Interest on borrowings....................            257              19            931              19
                                                   ------          ------        -------         -------
TOTAL INTEREST EXPENSE....................         $4,653          $3,624        $16,605         $13,312
                                                   ------          ------        -------         -------

NET INTEREST INCOME                                 4,287           3,303         15,463          11,980
Provision for loan losses.................            437              90          1,208             362
                                                   ------          ------        -------         -------
NET INTEREST INCOME AFTER PROVISION.......         $3,850          $3,213        $14,255         $11,618
                                                   ------          ------        -------         -------

NON-INTEREST INCOME
Banking and trust services................            535             348          1,947           1,281
Security (losses) gains...................             (1)             (2)            57              40
                                                   ------          ------        -------         -------
TOTAL NON-INTEREST INCOME.................         $  534          $  346        $ 2,004         $ 1,321
                                                   ------          ------        -------         -------

NON-INTEREST EXPENSE
Salaries and benefits.....................          1,753           1,123          5,156           4,077
Other operating expenses..................          1,463           1,060          5,631           4,013
Towne square acquisition..................             --              --          1,300              --
                                                   ------          ------        -------         -------
TOTAL NON-INTEREST EXPENSE................         $3,216          $2,183        $12,087         $ 8,090
                                                   ------          ------        -------         -------

INCOME BEFORE INCOME TAXES................          1,168           1,376          4,172           4,849
Income tax expense........................            191             484          1,257           1,839
                                                   ------          ------        -------         -------
NET INCOME................................         $  977          $  892        $ 2,915         $ 3,010
                                                   ======          ======        =======         =======

WEIGHTED AVERAGE SHARES O/S...............      4,585,109       3,396,924      3,988,363       3,313,092
DILUTED AVERAGE SHARES O/S................      4,794,770       3,629,958      4,230,103       3,514,528

EARNINGS PER SHARE
Basic.....................................          $0.21           $0.26          $0.73           $0.91
Diluted...................................          $0.20           $0.25          $0.69           $0.86

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                               FOURTH QUARTER 1999

                                                      4Q99           3Q99          2Q99           1Q99           4Q98
                                                      ----           ----          ----           ----           ----
                                                                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

KEY STATISTICS (IN 000'S EXCEPT PER SHARE
DATA)
 Earnings before special charges(1).........         $1,191         $1,180        $1,112         $1,027         $  892
 Special charges (net of tax)...............         $  214         $1,381            --             --             --
 Net income.................................         $  977         $ (201)       $1,112         $1,027         $  892
 Earnings before special charges per
    fully diluted share.....................         $ 0.25         $ 0.25        $ 0.30         $ 0.28         $ 0.25
 Special charges (per fully diluted
    share)..................................         $(0.05)        $(0.29)       $   --         $   --         $   --
 Diluted earnings per share.................         $ 0.20         $(0.05)       $ 0.30         $ 0.28         $ 0.25
 Basic earnings per share...................         $ 0.21         $(0.05)       $ 0.32         $ 0.30         $ 0.26
 Return on average total assets
    (before special charges)................           0.98%          1.04%         1.02%          0.97%          0.89%
 Return on average total equity
    (before special charges)................          10.06%         10.17%        14.82          13.84          12.47
 Net interest margin........................           3.85%          3.87%         3.61%          3.57%          3.50%
 Yield on average earning assets............           7.83%          7.63%         7.39%          7.40%          7.45%
 Cost of average paying liabilities.........           4.72%          4.46%         4.31%          4.38%          4.47%
 Efficiency ratio excluding special charges
    (taxable equivalent)....................           57.5%          57.5%         57.2%          54.9%          60.9%

COMMON STOCK INFORMATION
 Book value per share.......................         $10.26         $10.11         $8.68        $  8.71         $ 8.50
 Dividends paid per share...................          0.025          0.025         0.025          0.025           0.02
 Outstanding shares at end of period........      4,590,332      4,584,092     3,451,824      3,451,824      3,431,424
 NUMBER OF SHARES USED TO COMPUTE:
 Basic earnings per share...................      4,585,109      4,460,280     3,451,824      3,436,524      3,396,924
 Diluted earnings per share.................      4,794,770      4,717,660     3,705,116      3,683,388      3,629,958

CAPITAL RATIOS
 Total equity to total assets...............           9.08%         10.30%         6.83%          6.97%          7.02%
 Total risk-based capital ratio.............          13.96%         15.22%        10.77%         11.21%         11.26%
 Tier-1 risk based capital ratio............          12.84%         14.09%         9.63%         10.05%         10.13%
 Leverage ratio.............................          10.77%         11.19%         7.63%          7.53%          7.92%

--------
    (1) Special charges represent one-time costs associated with the third quarter acquisition of Towne Square and the fourth quarter start-up costs for St. Louis.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                               FOURTH QUARTER 1999
                                  (CONTINUED)

                                                      4Q99           3Q99          2Q99           1Q99           4Q98
                                                      ----           ----          ----           ----           ----
                                                                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

SUMMARY INCOME STATEMENT
INTEREST INCOME
 Loans, including fees......................         $7,737         $7,006        $6,218         $5,636         $5,141
 Federal funds sold and interest
    bearing deposits........................            115            134            33             48            373
 Securities.................................          1,088          1,189         1,294          1,570          1,413
                                                     ------         ------        ------         ------         ------
TOTAL INTEREST INCOME.......................          8,940          8,329         7,545          7,254          6,927
INTEREST EXPENSE............................          4,653          4,166         3,948          3,838          3,624
                                                     ------         ------        ------         ------         ------
NET INTEREST INCOME.........................          4,287          4,163         3,597          3,416          3,303
 Provision for loan loss....................            437            273           213            285             90
                                                     ------         ------       -------         ------         ------

NET INTEREST INCOME AFTER PROVISION
 FOR LOAN LOSS..............................          3,850          3,890         3,384          3,131          3,213
                                                     ------         ------        ------         ------         ------
NON-INTEREST INCOME
 Banking and trust services.................            535            504           512            396            348
 Securities (losses) gains..................             (1)             8             4             46             (2)
                                                     ------         ------        ------         ------         ------
TOTAL NON-INTEREST INCOME...................            534            512           516            442            346
                                                     ------         ------        ------         ------         ------

NON-INTEREST EXPENSE
 Salaries and employee benefits.............          1,753          1,309         1,088          1,115          1,123
 Towne Square acquisition...................             --          1,300            --             --             --
 Occupancy expense..........................            437            401           373            352            368
 Other non-interest expense.................          1,026          1,227           918            788            692
                                                     ------         ------        ------         ------         ------
TOTAL NON-INTEREST EXPENSE..................          3,216          4,237         2,379          2,255          2,183
                                                     ------         ------        ------         ------         ------
 Income before income taxes.................          1,168            165         1,521          1,318          1,376
 Provision for income taxes.................            191            366           409            291            484
                                                     ------         ------        ------         ------         ------
NET INCOME (LOSS)...........................         $  977         $ (201)       $1,112         $1,027         $  892
                                                     ======         ======        ======         ======         ======

                               KEY FINANCIAL DATA
                               FOURTH QUARTER 1999
                                   (CONTINUED)

                                                      4Q99           3Q99          2Q99           1Q99           4Q98
                                                      ----           ----          ----           ----           ----
                                                                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

CREDIT QUALITY
 Ending allowance for loan losses...........         $4,510         $4,079        $3,903         $3,695         $3,410
 Non-performing assets:
    Loans delinquent over 90 days...........            223            135           710            361          1,016
    Nonaccrual loans........................            600            569            94             --             --
    Other real estate.......................             --             --            --             --             --
                                                     ------         ------        ------         ------         ------
TOTAL NON-PERFORMING ASSETS.................         $  823         $  704        $  804         $  361         $1,016
                                                     ======         ======        ======         ======         ======
 Loans charged-off..........................              6             97             5             --             --
 Recoveries.................................             --             --            --             --             --
                                                     ------         ------        ------         ------         ------
 Net charge-offs............................         $    6         $   97        $    5             --             --
                                                     ======         ======        ======         ------         ------
 Provision for loan losses..................         $  437         $  273        $  213         $  285         $   90
                                                     ======         ======        ======         ======         ======

KEY RATIOS:
 Net charge-offs to average loans...........          0.002%          0.11%        0.002%            --             --
 Total non-performing loans to total
    loans...................................           0.21%          0.20%         0.24%          0.12%          0.36%
 Total non-performing assets to total
    assets..................................           0.16%          0.16%         0.18%          0.08%          0.24%

LOAN LOSS RESERVE SUMMARY
 Balance at beginning of period.............         $4,079         $3,903        $3,695         $3,410         $3,320
 Provision..................................            437            273           213            285             90
 Net charge-offs............................              6             97             5             --             --
                                                     ------         ------        ------         ------         ------
 Ending allowance...........................         $4,510         $4,079        $3,903         $3,695         $3,410
                                                     ======         ======        ======         ======         ======

NET LOAN CHARGE-OFFS:
 Commercial real estate.....................             --             --            --             --             --
 Residential real estate....................             --             --            --             --             --
 Commercial.................................             --             --            --             --             --
 Personal...................................              6             97             5             --             --
 Home equity................................             --             --            --             --             --
 Construction...............................             --             --            --             --             --
 Total net loan charge-offs.................         $    6         $   97        $    5             --             --
                                                     ======         ======        ======         ======         ======

                              PRIVATEBANCORP, INC.
                                 BALANCE SHEETS
                             FOR THE PERIODS ENDING

                                      DECEMBER 31, 1999   SEPTEMBER 30, 1999   JUNE 30, 1999   MARCH 31, 1999   DECEMBER 31, 1998
                                      -----------------   ------------------   -------------   --------------   -----------------
                                                                           (DOLLARS IN THOUSANDS)

ASSETS
------
Cash and due from banks ............      $ 14,940             $ 14,284           $  9,896        $  8,220          $ 11,895
Short term investments..............        29,243                1,911                995           7,759             3,619
Investment securities ..............        71,134               77,269             89,026         105,136           116,891
Loans, net of unearned discount ....       397,277              352,236            335,306         307,766           281,965
 Less:  Allowance for loan losses ..        (4,510)              (4,079)            (3,903)         (3,695)           (3,410)
                                          --------             --------           --------        --------          --------
 Net loans .........................      $392,767             $348,157           $331,403        $304,071          $278,555
                                          --------             --------           --------        --------          --------
Premises and equipment .............         2,028                1,462              1,477           1,528             1,588
Other assets .......................         8,585                6,755              5,372           4,341             3,760
                                          --------             --------           --------        --------          --------
    Total Assets ...................      $518,697             $449,838           $438,169        $431,055          $416,308
                                          ========             ========           ========        ========          ========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Non-interest bearing deposits ......      $ 36,771             $ 35,939           $ 30,462        $ 28,177          $ 39,490
Interest bearing demand deposits ...        33,400               26,456             30,091          31,795            26,508
Savings and money market deposits ..       204,068              187,410            176,482         180,871           170,713
Time deposits ......................       178,853              136,352            137,997         143,611           128,283
                                          --------             --------           --------        --------          --------
 Total deposits ....................      $453,092             $386,157           $375,032        $384,454          $364,994
Funds borrowed .....................        15,000               15,000             31,000          10,000            20,000
Other liabilities ..................         3,525                2,330              2,171           6,547             2,040
                                          --------             --------           --------        --------          --------
 Total liabilities .................      $471,617             $403,487           $408,203        $401,001          $387,034
Stockholders' equity ...............        47,080               46,351             29,966          30,054            29,274
                                          --------             --------           --------        --------          --------
    Total Liabilities and ..........      $518,697             $449,838           $438,169        $431,055          $416,308
       Stockholders' Equity               ========             ========           ========        ========          ========

                              PRIVATEBANCORP, INC.
                        AVERAGE QUARTERLY BALANCE SHEETS
                             FOR THE PERIODS ENDING

                                                                DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                -----------------     -----------------
                                                                         (DOLLARS IN THOUSANDS)

AVERAGE ASSETS
--------------
Cash and due from banks................................              $ 14,170              $ 11,021
Short-term investments.................................                 8,767                36,879
Investment securities..................................                74,309                82,828
Loans, net of unearned discount........................               376,843               248,461
Less:  Allowance for loan losses.......................                (4,250)               (3,337)
                                                                     --------              --------
Net loans..............................................               372,593               245,124
                                                                     --------              --------
Premises and equipment.................................                 1,535                 1,681
Other assets...........................................                 9,320                 4,518
                                                                     --------              --------
Total average assets...................................              $480,694              $382,051
                                                                     ========              ========

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------
Non-interest bearing deposits..........................                37,498                34,125
Interest bearing demand deposits.......................                29,941                23,097
Savings and money market deposits......................               195,040               168,594
Time deposits..........................................               148,603               124,387
                                                                     --------              --------
Total average deposits.................................               411,082               350,203
Funds borrowed.........................................                17,731                 1,099
Other liabilities......................................                 4,924                 3,181
                                                                     --------              --------
Total average liabilities..............................               433,737               354,483
Average Stockholders' equity...........................                46,957                27,568
                                                                     --------              --------
Total Average Liabilities and Stockholders' Equity.....              $480,694              $382,051
                                                                     ========              ========

                              PRIVATEBANCORP, INC.
                       SUMMARY CONSOLIDATED FINANCIAL DATA

                                                                           YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------
                                                               1999        1998       1997        1996       1995
                                                             -------     -------    -------     -------    -------
                                                                   (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

SELECTED STATEMENT OF INCOME DATA:
Interest income:
 Loans, including fees...................................    $26,597     $19,619    $16,729     $12,152    $10,053
 Federal funds sold and interest-bearing deposits........        330       2,181        875       1,392      1,149
 Securities..............................................      5,141       3,492      2,519       2,396      1,700
                                                             -------     -------    -------     -------    -------
    Total interest income................................    $32,068     $25,292    $20,123     $15,940    $12,902
                                                             -------     -------    -------     -------    -------

Interest Expense:
 Interest-bearing demand deposits........................        604         487        377         305        276
 Savings and money market deposit accounts...............      7,671       6,651      5,880       4,613      3,484
 Other time deposits.....................................      7,399       6,155      3,821       2,973      2,620
 Funds borrowed..........................................        931          19          3         143         50
                                                             -------     -------    -------     -------    -------
    Total interest expense...............................    $16,605     $13,312    $10,081     $ 8,034    $ 6,430
                                                             -------     -------    -------     -------    -------
    Net interest income..................................     15,463      11,980     10,042       7,906      6,472
 Provision for loan losses...............................      1,208         362        603         524        930
                                                             -------     -------    -------     -------    -------

    Net interest income after provision for loan losses..    $14,255     $11,618    $ 9,439     $ 7,382    $ 5,542
                                                             -------     -------    -------     -------    -------

Non-interest income:
 Banking and trust services..............................      1,947       1,281      1,210         911        674
 Securities gains........................................         57          40         --          --         --
                                                             -------     -------    -------     -------    -------
    Total non-interest income............................    $ 2,004     $ 1,321    $ 1,210     $   911    $   674
                                                             -------     -------    -------     -------    -------

Non-interest expense:
 Salaries and employee benefits..........................      5,156       4,077      3,902       3,411      2,749
 Occupancy expense, net..................................      1,563       1,379      1,274         990        946
 Data processing.........................................        478         508        396         334        282
 Marketing...............................................        692         567        500         424        296
 Amortization of organization costs......................         --          --         --          23        280
 Professional fees.......................................      1,295         561        448         326        284
 Insurance...............................................        214         134        115          82        238
 Towne Square acquisition................................      1,300          --         --          --         --
 Other expense...........................................      1,389         864        627         508        434
                                                             -------     -------    -------     -------    -------
    Total non-interest expense...........................    $12,087     $ 8,090    $ 7,262     $ 6,098    $ 5,509
                                                             -------     -------    -------     -------    -------
    Income before income taxes...........................      4,172       4,849      3,387       2,195        707
 Income tax provision....................................      1,257       1,839      1,242         762       (403)
                                                             -------     -------    -------     -------    -------
       Net income........................................    $ 2,915     $ 3,010    $ 2,145     $ 1,433    $ 1,110
                                                             -------     -------    -------     -------    -------

PER SHARE DATA:
 Basic earnings..........................................      $0.73       $0.91      $0.69       $0.49      $0.39
 Diluted earnings........................................      $0.69       $0.86      $0.65       $0.47      $0.38
 Diluted earnings per share before special charges (1)...      $1.07       $0.86      $0.65       $0.47      $0.38
 Dividends...............................................      $0.10       $0.08      $0.07       $0.07      $0.03
 END OF PERIOD:
 Book value..............................................     $10.26       $8.53      $7.67       $6.84      $6.47
 Tangible Book Value.....................................     $10.26       $8.53      $7.67       $6.84      $6.47
 Market Value............................................    $13.375          --         --          --         --
 Diluted Earnings multiple...............................      19.38          --         --          --         --
 Diluted earnings multiple before special charges........      12.50          --         --          --         --
 Book value multiple.....................................       1.30          --         --          --         --
--------------
(1)    Special charges represent one-time costs associated with the third quarter acquisition of Towne Square and the fourth quarter start-up costs for St. Louis.

                              PRIVATEBANCORP, INC.
                       SUMMARY CONSOLIDATED FINANCIAL DATA
                                  (CONTINUED)

                                                                           YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------
                                                               1999        1998       1997        1996       1995
                                                             --------    --------   --------    --------   --------
                                                                   (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

SELECTED FINANCIAL CONDITION DATA
 (AT END OF PERIOD):
 Total securities.............................               $ 71,134    $116,891   $ 65,383    $ 44,617   $ 38,296
 Total loans..................................                397,277     281,965    218,495     171,343    126,069
 Total assets.................................                518,697     416,308    311,872     246,734    196,917
 Total deposits...............................                453,092     364,994    285,773     222,571    176,868
 Funds borrowed ..............................                 15,000      20,000         --       3,000        700
 Total stockholders' equity...................                 47,080      29,274     24,688      20,222     18,445

 Trust assets under administration ...........               $729,904    $611,650   $469,646    $328,662   $212,456

SELECTED FINANCIAL RATIOS AND OTHER DATA:
Performance Ratios:
 Net interest margin(1).......................                   3.79%       3.61%      4.01%       3.73%      3.95%
 Net interest spread(2).......................                   3.15        2.98       3.31        3.03       3.16
 Non-interest income to average assets........                   0.45        0.37       0.45        0.42       0.40
 Non-interest expense to average assets.......                   2.71        2.29       2.71        2.79       3.31
 Net overhead ratio(3)........................                   2.26        1.91       2.26        2.38       2.90
 Efficiency ratio(4)..........................                  65.76       60.82      64.53       69.17      77.09
 Efficiency ratio before special charges......                  57.52       60.82      64.53       69.17      77.09
 Return on average assets(5)..................                   0.65        0.85       0.80        0.66       0.67
 Return on average assets before special
    charges...................................                   1.01        0.85       0.80        0.66       0.67
 Return on average equity(6)..................                   7.66       11.27       9.49        7.38       6.22
 Return on average equity before special
    charges...................................                  11.86       11.27       9.49        7.38       6.22
 Dividend payout ratio........................                  13.78        8.74      10.13       12.88       8.03
 FTE..........................................                   91.5        71.5       66.5        59.0       47.5
 Average FTE's................................                   79.0        71.0       63.0        54.1       46.5

ASSET QUALITY RATIOS:
 Non-performing loans to total loans..........                   0.21        0.36       0.24        0.65       1.90
 Allowance for possible loan losses to:
    Total loans...............................                   1.14        1.21       1.40        1.43       1.55
    Non-performing loans......................                    548         336        578         220         82
 Net charge-offs to average total loans.......                   0.03          --         --        0.02         --
 Non-performing assets to total assets........                   0.16        0.24       0.17        0.45       1.22

BALANCE SHEET RATIOS:
 Loans to deposits............................                   87.7        77.3       76.5        77.0       71.3

 Average interest-earning assets to
    average interest-bearing liabilities......                  116.3       116.4      117.7       118.6      120.7

CAPITAL RATIOS:
 Total equity to total assets ................                   9.08        7.03       7.92        8.20       9.37
 Total risk-based capital ratio...............                  13.96       11.53      11.75       12.21      14.56
 Tier 1 risk-based capital ratio..............                  12.84       10.40      10.50       10.96      13.31
 Leverage ratio...............................                  10.77        7.88       8.70        8.71       9.76
--------------
(1) Net interest income tax equivalent divided by average interest-earning assets.
(2) Yield on average interest-earning assets less rate on average interest-bearing liabilities.
(3) Non-interest expense less non-interest income divided by average total assets.
(4) Non-interest expense divided by the sum of net interest income plus non-interest income.
(5) Net income divided by average total assets.
(6) Net income divided by average equity.